SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

GLOBAL IMMUNE TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
Common Stock No Par Value
2) Aggregate number of securities to which transaction applies:
23,890,153
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party

4) Date Filed:

Global Immune Technologies, Inc.

2809 Great Northern Loop, Suite 100

Missoula, Montana 59808-1749

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TO ALL STOCKHOLDERS OF GLOBAL IMMUNE TECHNOLOGIES, INC.

This information statement is being furnished in connection with action taken by shareholders holding a majority of the voting power of our Company.  On or about November 12, 2012, eleven of our shareholders, including our largest shareholder and our Chief Financial Officer, owning 14,694,516 shares, or approximately 61.5% of the total outstanding shares on the record date, disapproved the agreement, decline to confer voting rights per WRS 17-18-306 to the issuance of 92,000,000 shares of Company Common Stock to Institute of Applied Technology, of Germany pursuant to Wyoming Revised Statutes 17-16-1108 & 17-16-111(c) among others, and cancel them pursuant to WRS 17-16-603(a).

The elimination of the need for a special meeting of stockholders to disapprove the agreement and cancel the issuance of 92,000,000 shares of Company Common Stock to Institute of Applied Technology, of Germany is made possible by Section 17-16-704 of the Wyoming Revised Statutes (the "WRS") which provides that the written consent of the holders of outstanding shares entitled to vote at a meeting of stockholders having at least a majority of the voting power may be substituted for such a special meeting.

Pursuant to Section 17-16-704 of the WRS, no notice is required to be provided to the other stockholders, who have not consented in writing to such action, regarding the taking of the corporate action without a meeting of stockholders.

The Company common stock will continue to trade on the OTCQB Market under the trading symbol "GIMU."

Throughout this Information Statement, unless otherwise designated, the terms “we,” “us,” “our,” “the Company,” “our Company,” and “Global Immune” refer to Global Immune Technologies, Inc., a Wyoming corporation.   The term “Common Stock” refers to the Common Stock of the Company, No Par Value.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of holders of a majority in voting power of the Company’s outstanding stock satisfied all applicable stockholder voting requirements, we are not asking you for a proxy and we request that you do not send us one.

The accompanying Information Statement is for informational purposes only. Please read it carefully.

December 3, 2012.

Chairman of the Board

/s/Serge Talon

GLOBAL IMMUNE TECHNOLOGIES, INC.

2809 Great Northern Loop, Suite 100

Missoula, Montana 59808-1749

Tel. 406.322.3844

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement relates to the above-described action. Please read this Information Statement. It describes the essential actions taken by the Company voting stockholders in a Special Meeting. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

As of the close of business on the record date we had 23,890,153 shares of common stock outstanding. The approval of a majority of all outstanding votes is required for us to be able to cancel the shares issued in the rescinded agreement. Our Board of Directors approved the rescission and cancellation at a meeting on March 20, 2012 and initiated the consent process through which stockholders holding approximately 61.5% of our outstanding shares of common stock approved the action by written consent in lieu of a meeting. We made a public press release on March 20, 2012 and reported to the Securities and Exchange Commission with an 8-K notice filed on September 17, 2012.

The elimination of the need for a special meeting of the stockholders to approve the action is authorized by Section 17-16-704 of the Wyoming Revised Statutes, (the “Wyoming Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to Section 17-16-704 of the Wyoming Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to rescind and cancel the agreement and share issuance that would have resulted in a change of control as defined in WRS 17-18-301(ii). Pursuant to WSR 17-18-302 the shareholders refused the Agreement and declined to confer voting rights to Control Shareholder pursuant to WRS 17-18-306. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company.

Only one Notice of Internet Availability is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability to a stockholder at a shared address to which a single copy of the Notice was delivered. You may take a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Notice or by calling our principal executive offices at (406) 322-3844. If multiple stockholders sharing an address have received one copy of the Notice of Internet Availability and would prefer us to mail each stockholder a separate copy of future mailings, you may send notifications to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Because holders of approximately 61.5% of our voting power signed a written consent in favor of action to rescind and cancel, the action was adopted.

The information contained in this information statement constitutes the only notice we will be providing stockholders.

NO DISSENTER’S RIGHTS

Under Wyoming Law, our dissenting stockholders are not entitled to appraisal rights with respect to our action, and we will not independently provide our stockholders with any such right.

OUTSTANDING VOTING STOCK OF THE COMPANY

As of the Record Date, there were 23,890,153 shares of common stock issued and outstanding. The common stock constitutes the only outstanding class of voting securities of the Company. Each share of common stock entitles the holder to one (1) vote on all matters submitted to the stockholders. Stockholders do not have cumulative voting rights or pre-emptive rights for the purchase of additional shares of capital stock. No other action by the Stockholders was sought or granted by this written consent in lieu of a Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table lists, as of September 20, 2012 (the “Record Date”), the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each person who served as an officer and director of the Company during the last fiscal year, and (iii) all officers and directors as a group during the last fiscal year. Information relating to the beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has a sole voting and investment power.

The percentages below are calculated based on 23,890,153 shares of Common Stock issued and outstanding. With the exception of the 3,650,000 of warrants outstanding, there are no options or other securities convertible into shares of common stock. Unless otherwise indicated, the business address of such person is c/o 2809 Great Northern Loop, Suite 100, Missoula, Montana 59808-1749

		Number of
Shareholder	Position	Shares	%
Serge Talon (i)(ii)(iii)	Director & CEO	314,460	1.3%
Jeffrey R. Bruhjell (i)(ii)(iii)	Director, Secretary & CFO	5,896,831	24.7%
Alejandro Bellapart (i)(ii)(iii)	Director, VP	2,500,000	10.3%
Mid Atlantic Capital Assoc. SL (i)(iii)	Shareholder	1,000,000	4.2%
As a Group (iii)	Officers & Directors	9,711,291	40.6%

AZIMUTH CORPORATION	Shareholder	1,000,000	4.2%
Donald L. Perks (ii)	Former Director & CEO	500,000	2.1%
J & J RENTALS INC	Shareholder	1,000,000	4.2%
Total:		12,211,291	51.1%

The percentage above does not reflect warrants 9219-8050 QC Inc. holds to purchase 3,650,000 shares. If it exercises all of its warrants, 9219-8050 QC Inc. will own 15.3% of the then outstanding shares. Mr. Bruhjell has a one-third pecuniary interest in Mid Atlantic Capital Associates SL.

DISTRIBUTION OF INFORMATION STATEMENT

We will pay the costs of distributing the Notice of Internet Availability of this Information Statement to our stockholders. We will provide copies to persons requested by email and make it available on our website and the sec.gov website.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer of nominee of any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our quarterly reports on Form 10-Q for the quarterly periods ended September 30, 2012 and June 30, 2012 and our Annual Report on Form 10-K for the year ended March 31, 2012. We will be distributing a copy of these reports with this Information Statement. You may request an additional copy of these filings at no cost, by writing or telephoning us at the following address:

Global Immune Technologies, Inc.

2809 Great Northern Loop, Suite 100

Missoula, Montana 59808-1749

Tel. 406.322.3844

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

For the Board of Directors of
Global Immune Technologies, Inc.

By: /s/Serge Talon
Chairman

Dated: December 3, 2012